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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): DECEMBER 7, 2006



                          STANDARD MOTOR PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)



         NEW YORK                         1-4743               11-1362020
      (State or Other                  (Commission          (I.R.S. Employee
Jurisdiction of Incorporation)         File Number)       Identification Number)



           37-18 NORTHERN BOULEVARD, LONG ISLAND CITY, NEW YORK 11101 (Address of Principal Executive Offices, including Zip Code)



        Registrant's Telephone Number, including Area Code: 718-392-0200




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 7, 2006, Kenneth A. Lehman notified Standard Motor Products, Inc. and its Board of Directors of his intention to retire from the Board of Directors for personal reasons. Mr. Lehman will continue to serve as a director until a replacement has been selected and elected by the Company's shareholders. Mr. Lehman is a member of the Company's Audit Committee, Compensation and Management Development Committee, and Nominating and Corporate Governance Committee.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       STANDARD MOTOR PRODUCTS, INC.


                                       By: /S/ JAMES J. BURKE
                                           --------------------
                                           James J. Burke
                                           Vice President Finance,
                                           Chief Financial Officer

Date: December 12, 2006